                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    PROFUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount Previously Paid:

     (2)      Form, Schedule or Registration Statement No.:

     (3)      Filing Party:

     (4)      Date Filed:

Please vote all issues on the proxy card that you receive. Thank you for voting your shares promptly.

                                    ProFunds
                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814

                                                                 August 25, 1999

Dear Shareholder:

    On June 4, 1999, Bankers Trust merged with Deutsche Bank A.G. As a result of the merger, shareholders of each investment company for which Bankers Trust serves as investment adviser, including the Cash Management Portfolio, the mas-ter portfolio in which the Money Market ProFund invests its assets, are being asked to approve a new advisory agreement. Enclosed is further information re-lating to these changes, including a Questions & Answers section and proxy card.

    Important information about the changes:

       . The merger has no effect on the number of shares you own or the value of those shares.

       . The advisory fee payable under the new advisory agreement has not increased.

       . The investment objective and policies of your Fund and its corre-sponding Portfolio have not changed.

    In addition to the change in the advisory agreement, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of the Cash Management Portfolio believes that the pro-posals are important and recommends that you read the enclosed materials care-fully and then vote for all proposals.
                    ---

    What you need to do:

       . Read all enclosed materials, including the Questions & Answers section.

       .   Choose one of the following options to vote:

           1. By Mail: Complete the enclosed proxy card and return in the postage-paid envelope provided.

           2.  By Telephone: Call the toll-free number on your proxy card.

           3.  By Internet: Log on to www.proxyvote.com.

           4.  Attend Shareholder Meeting (details enclosed).

Respectfully,

Michael L. Sapir

President and Chairman of the Board
ProFunds

    SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE OR THROUGH THE INTERNET TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                                                                 August 25, 1999

                                 IMPORTANT NEWS
                    FOR SHAREHOLDERS OF MONEY MARKET PROFUND

    While we encourage you to read the full text of the enclosed Proxy State-ment, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

    Q.  What has happened to require a shareholder vote?

    A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank A.G. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services.

        Deutsche Bank now ranks as the fourth largest investment manager in the world with $670 billion in assets in a full range of active and index strategies. Deutsche Asset Management handles the investment management activities of Deutsche Bank in the Americas, United King-dom and Asia and will manage $256 billion in assets globally.

        To ensure that Bankers Trust may continue to serve as investment adviser of the Cash Management Portfolio (the "Portfolio"), the master portfolio in which the Money Market ProFund (the "Fund") invests all of its assets, we are seeking shareholder approval of a new advisory agreement.

        THE BOARD MEMBERS OF THE PORTFOLIO, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE PORTFOLIO, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

    Q.  Why am I being asked to vote on the new advisory agreement?

    A. The Investment Company Act, which regulates investment companies in the United States such as your Fund and the Portfolio, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. The new advisory agreement became ef-fective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

    Q.  How does the merger affect my Fund?

    A. Your Fund and the Portfolio, as well as their respective investment objectives, have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. The new advisory agreement contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new advisory agreement, the agreement will no longer continue and the governing Board of your Fund, and the governing Board of the Portfolio, will take such action as they deem to be in the best interests of the Fund, the Portfolio and their respective shareholders.

    Q.  Have the investment advisory fees remained the same?

    A.  Yes.

    Q.  What are the benefits of the merger?

    A. There are several potentially positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution, coupled with the increased breadth and depth of its resources and capabilities are, advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

    Q.  How does the Board of Trustees of the Portfolio recommend that I vote?

    A. After careful consideration, the Board of Trustees of the Portfolio recommends that you vote in favor of all the proposals on the enclosed proxy card.

    Q.  Whom do I call for more information?

    A. If you need more information, please call BISYS Fund Services, your Fund's information agent, at 888-776-3637.

    Q.  How can I vote my shares?

    A.  You may choose from one of the following options to vote your shares:

        .   By mail, with the enclosed proxy card and return envelope.

        . By telephone, with a toll-free call to the telephone number that appears on your proxy card.

        . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

        . In person at the shareholder meeting (see details enclosed in the proxy statement).

    Q. Will my Fund pay for the proxy solicitation and legal costs associated with this transaction?

    A.  No, Bankers Trust will bear these costs.

                                    ProFunds

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE MONEY MARKET PROFUND

                               September 29, 1999

    A Special Meeting of Shareholders of the Money Market ProFund (the "Fund") will be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Colum-bus, OH 43219, on September 29, 1999 at 10:00 a.m. (the "Special Meeting"). The Fund is a series of ProFunds, an open-end management investment company orga-nized under the laws of the state of Delaware. The Fund operates as a feeder fund in a master feeder fund arrangement with a corresponding master fund port-folio, the Cash Management Portfolio (the "Portfolio"). As a feeder fund, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, an open-end management investment company organized as a trust under the laws of the State of New York. The Portfolio shares the same investment objective and policies of the Fund. As required by the Investment Company Act of 1940, as amended, the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders.

    The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL 1:                   To approve or disapprove a new investment advi-
----------
                              sory agreement between the Fund's corresponding master fund portfolio, the Portfolio, and Bankers
                              Trust Company ("Bankers Trust").

PROPOSAL 2:                   To elect Trustees of the Portfolio to hold office
----------
                              until their respective successors have been duly elected and qualified or until their earlier res-ignation or removal.

PROPOSAL 3:                   To ratify or reject the selection of
----------
                              PricewaterhouseCoopers LLP as the independent ac-countants for the Portfolio for the current fis-cal year.

    The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The new investment advisory agreement (the "New Advisory Agreement") with Bankers Trust (the "Adviser") will contain substantially the same terms and conditions, except for the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were pro-vided to the Portfolio. As more fully discussed in the accompanying Proxy Statement, approval of the New Advisory Agreement, which provides for the same services to be provided by the Adviser at the same fees, is generally occa-sioned by the merger of Circle Acquisition Corporation, a wholly-owned subsidi-ary of Deutsche Bank A.G., with and into Bankers Trust Corporation, the parent company of the Adviser.

    The close of business on August 6, 1999 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

    This notice and related proxy materials are first being mailed to share-holders on or about August 25, 1999. This proxy is being solicited by the Board of Trustees of ProFunds at the request of the Portfolio.

                                        By Order of the Board of Trustees,

                                        Louis Mayberg, Secretary

Bethesda, Maryland
August 25, 1999

-------------------------------------------------------------------------------
 WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
     DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
     ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES
  (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE
       IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                                    ProFunds

                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814

            Proxy Statement for the Special Meeting of Shareholders
                          of the Money Market ProFund

                               September 29, 1999

    This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders is being furnished in connection with the solicitation of proxies by the Board of Trustees of ProFunds (the "Trust"), for use at the special meeting of shareholders of the Money Market ProFund (the "Fund") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, on September 29, 1999 at 10:00 a.m. (the "Special Meeting"), and at any adjourn-ments thereof. This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about August 25, 1999.

    The Special Meeting is being held to consider and vote on the matters set forth in the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement, as described more fully under the corresponding Proposals dis-cussed herein, and such other matters as may properly come before the Special Meeting or any adjournment thereof. The appointed proxies will vote on any other business as may properly come before the Special Meeting or any such ad-journment.

Background Information

    Master-Feeder Structure. The Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio, the Cash Management Portfolio (the "Portfolio"). As a feeder fund, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, an open-end management investment company organized as a trust under the laws of the State of New York. The Portfolio has the same investment objective and policies as the Fund, although the Portfolio invests directly in investment securities and other investments.

    As required by the Investment Company Act of 1940, as amended (the "Act"), the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. The Board of Trustees of the Trust is soliciting Proxies at the request of the Portfolio. For simplici-ty, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio, in which the Fund invests all of its assets, and on which the Fund votes as a shareholder. Your vote and the vote of other shareholders of the Fund determines how the Fund will vote with respect to the Portfolio. Other feeder funds of the Portfolio also will vote in accor-dance with their respective charters and/or other applicable requirements with respect to the Proposals set forth in this Proxy Statement.

    Cash Management Portfolio. Bankers Trust Company ("Bankers Trust"), a banking corporation organized under the laws of the State of New York, located at One Bankers Trust Plaza, New York, New York 10006, serves as the investment adviser, custodian and administrator of the Portfolio. Bankers Trust is a wholly-owned subsidiary of BT Corporation, a registered bank holding company organized under the laws of the State of New York. ICC Distributors, Inc., lo-cated at Two Portland Square, Portland, Maine 04101, serves as the principal underwriter of the Portfolio.

                                  PROPOSAL I

                      APPROVAL OF NEW ADVISORY AGREEMENT
                    BETWEEN THE PORTFOLIO AND BANKERS TRUST

    The new investment advisory agreement (the "New Advisory Agreement") with Bankers Trust (the "Adviser") will contain substantially the same terms and conditions, except for the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Portfolio. As more fully discussed below, approval of the New Advisory Agreement, which provides for the same services to be provided by the Adviser at the same fees, is generally occasioned by the Merger pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank A.G. ("Deutsche Bank").

The Prior Advisory Agreement

    Prior to June 4, 1999, Bankers Trust served as investment adviser to the Portfolio pursuant to a separate investment advisory agreement between Bankers Trust and the Portfolio (the "Prior Advisory Agreement"). The Prior Advisory Agreement was initially approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons" ("Inde-pendent Trustees") of the Portfolio (as defined under the Act).

    The following table lists: (i) the date of the Prior Advisory Agreement;
(ii) the most recent date on which each Prior Advisory Agreement was approved by the Portfolio's Trustees, including a majority of the Independent Trustees, and shareholders; and (iii) the amount paid by the Portfolio to Bankers Trust for services rendered pursuant to the Prior Advisory Agreement (for the Port-folio's last fiscal year, which ended 12/31/98):

                    Date of Last
Date of Prior  Approval By Portfolio's                    Fee
  Advisory     --------------------------   -------------------------------
  Agreement    Trustees     Shareholders    Contractual Rate Aggregate Fees
---------------------------------------------------------------------------
   4/23/90           3/8/99        4/23/90       0.15%         $8,019,093

    The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Ac-quisition Corporation, a wholly-owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation con-tinuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corpora-tion, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

    As a result of the Merger, BT Corporation became a wholly-owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability or-ganized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks and a property finance company, install-ment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies ("Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were U.S. $19.6 billion.

    Impact of the Merger on the Prior Advisory Agreement. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been ap-proved by the vote of a majority of the outstanding voting securities of such registered company . . . ." Section 15(a)(4) of the Act further requires that such written contract provide for automatic termination in the event of its as-signment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

    While it may be argued otherwise, consummation of the Merger may have re-sulted in an "assignment" of the Prior Advisory Agreement within the meaning of the Act, terminating the agreement according to its terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly-owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Advisory Agreement with Bankers Trust.

    On May 25, 1999, the Adviser was granted an exemptive order (the "Exemptive Order") by the Securities and Exchange Commission permitting implementation, without obtaining prior shareholder approval, of the New Advisory

Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Advisory Agreement is approved or disapproved by the sharehold-ers of the Portfolio (the "Interim Period"). Under the terms of the Exemptive Order, the Adviser was allowed to receive advisory fees during the Interim Pe-riod pursuant to the New Advisory Agreement, provided that these fees would be held in escrow pending shareholder approval of the New Advisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Portfo-lio and paid to the Adviser under the New Advisory Agreement have been held in an interest-bearing escrow account, and the Portfolio expects to continue to deposit these fees in such account until approval of the New Advisory Agree-ment by the shareholders of the Portfolio has been obtained. If the New Advi-sory Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Fund. As of June 30, 1999, the amount in escrow totaled $828,525.08.

    The Fund, as a shareholder of the Portfolio, is not being asked to approve or disapprove the Merger or the Merger Agreement; rather, it is being asked under this Proposal to approve and continue the New Advisory Agreement for the Portfolio. Other than the dates of execution, effectiveness, and initial term of the agreements, the New Advisory Agreement, which has been in effect since June 4, 1999, contains substantially the same terms and conditions as the Prior Advisory Agreement. The advisory fee rate charged to the Portfolio under the Prior Advisory Agreement has continued to apply under the New Advisory Agreement. In addition, the Adviser has advised the Portfolio that it can ex-pect to continue to receive the same level and quality of services under the New Advisory Agreement as it received under the Prior Advisory Agreement. The Adviser has represented to the Board of Trustees of the Portfolio (the "Board") that in the event of any material change in the investment management personnel of the Adviser responsible for providing services to the Portfolio, the Adviser will apprise and consult with the Board to ensure that the Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by the Adviser will not be diminished in scope and qual-ity.

The New Advisory Agreement

    The New Advisory Agreement, the form of which is attached to this Proxy Statement as Exhibit A, became effective as of June 4, 1999, the date of the consummation of the Merger. If shareholders approve the New Advisory Agree-ment, it will remain in effect for an initial term of two years from its ef-fective date, and may be renewed annually thereafter by specific approval of the Board or shareholders of the Portfolio, provided that it is also approved by a majority of the Independent Trustees of the Portfolio's Board. The terms and conditions of the New Advisory Agreement, other than its date of execu-tion, effectiveness and initial term, is substantially the same as those of the Prior Advisory Agreement.

    Under the terms of the New Advisory Agreement, as under the Prior Advisory Agreement, Bankers Trust agrees to furnish the Portfolio with investment advi-sory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Sub-ject to the supervision and control of the Portfolio's Board, Bankers Trust agrees to: (a) conform to all applicable rules and regulations of the Commis-sion, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, the Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agreement in accordance with ap-plicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services rendered by it in accordance with the Portfolio's investment objective and policies as stated in the Prospectus and Statement of Additional Information of the Portfolio, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") and the then current offering memorandum if the Portfolio is not registered under the 1933 Act, (c) place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer se-lected by it, (d) determine from time to time what securities or other invest-ments will be purchased, sold or retained by the Portfolio, and (e) maintain books and records with respect to the securities transactions of the Portfolio and render to the Board of Trustees of the Trust such periodic and special re-ports as they may request.

    The Advisory Fees. The investment advisory fee rate charged to the Portfo-lio under the New Advisory Agreement is the same as the advisory fee rate charged under the Prior Advisory Agreement.

    Bankers Trust is paid a fee under the New Advisory Agreement for its serv-ices, calculated daily and paid monthly, equal, on an annual basis, to 0.15% of the Portfolio's average daily net assets.

    Generally. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually: (1) by the Port-folio's Board or by the holders of a majority of the Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees of the Portfolio's Board who are not parties to such contract or agreement, or "in-terested persons" (as defined in the Act) of any such party. Like the Prior Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Portfolio's Board or by a "majority" vote of the shareholders of the Port-folio (as defined in the Act) or upon 60 days' written notice by the Adviser.

    The services of the Adviser are not deemed to be exclusive, and nothing in the New Advisory Agreement prevents it or its affiliates from providing simi-lar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfo-
lio) or from engaging in other activities. In addition, the Adviser is obli-gated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses, in-cluding the fees of the Portfolio's Board. The Portfolio also pays any ex-traordinary expenses incurred.

    Under the New Advisory Agreement, the Adviser will exercise its best judg-ment in rendering its advisory services. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Port-folio in connection with the matters to which the New Advisory Agreement re-lates, provided that nothing therein shall be deemed to protect or purport to protect the Adviser against any liability to the Portfolio or to its share-holders to which the Adviser could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under the New Advisory Agreement.

The Adviser

    Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Corporation. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originat-ing loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, de-rivatives and commodities. In addition to providing investment advisory serv-ices to the Portfolio, Bankers Trust serves as investment adviser and sub-ad-viser to 64 other investment companies. (See Annex I for a discussion of those investment companies advised by Bankers Trust that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies.) As of March 31, 1999, Bankers Trust had over $313 billion of assets under management, including $6,085,045,584 of assets in the Portfolio.

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of Bankers Trust are set forth below.

      Name and Address                 Principal Occupation
---------------------------------------------------------------------
 Josef Ackermann             Chairman of the Board, Chief Executive
 Deutsche Bank A.G.          Officer and President, Bankers Trust;
 Taunusanlage 12             Member, Board of Managing Directors,
 D-60262 Frankfurt am Main   Deutsche Bank A.G.
 Federal Republic of Germany

 Hans Angermueller           Director, Bankers Trust; Of Counsel,
 Shearman & Sterling         Shearman & Sterling
 599 Lexington Avenue
 New York, NY 10022

 George B. Beitzel           Director, Bankers Trust, Computer Task
 29 King Street              Group, Inc., Phillips Petroleum Company,
 Chappaqua, NY 10514-3432    and TIG Holdings Inc.

 William R. Howell           Director, Bankers Trust, Exxon
 J.C. Penney Company, Inc.   Corporation, Halliburten Company,
 P. O. Box 10001             National Organization on Disability,
 Dallas, TX 75301            National Retail Federation, Southern
                             Methodist University (Chairman), and
                             Warner-Lambert Company; Chairman
                             Emeritus, J.C. Penney Company, Inc.

 Hermann-Josef Lamberti      Director, Bankers Trust; Member, Board
 Deutsche Bank A.G.          of Managing Directors, Deutsche Bank
 Taunusanlage 12             A.G.
 D-60262 Frankfurt am Main
 Federal Republic of Germany

 John A. Ross                Director, Bankers Trust; Regional Chief
 Deutsche Bank A.G.          Executive Officer, Deutsche Bank
 31 West 52nd Street         Americas Holding Corp.
 New York, New York 10019

 Ronaldo H. Schmitz          Director, Bankers Trust; Member, Board
 Deutsche Bank A.G.          of Managing Directors, Deutsche Bank
 Taunusanlage 12             A.G.
 D-60262 Frankfurt am Main
 Federal Republic of Germany
---------------------------------------------------------------------

    In addition to serving as investment adviser to the Portfolio, Bankers Trust also serves as administrator, transfer agent and custodian of the Port-folio. The Portfolio has entered into an Administration and Services Agreement with Bankers Trust under which Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 1998, the Portfolio paid Bankers Trust $2,673,031 of administration and service fees.

Section 15(f) of the Act

    Section 15(f) of the Act provides that when a change of control of an in-vestment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection there-with as long as two conditions are satisfied.

    First, no "unfair burden" may be imposed on the investment company as a re-sult of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). Bankers Trust has advised the Board that there are no circumstances arising from the Merger that might result in an "un-fair burden" (within the meaning of section 15(f) of the Act) being imposed on the Portfolio. After conducting its reviews of Bankers Trust's performance, and after reviewing materials specifically provided by Bankers Trust as a result of the termination of the Prior Advisory Agreement and its request that the Board approve the New Advisory Agreement, the Board was satisfied that it had re-ceived and appropriately considered the relevant factors and, after consulta-tion with counsel, the Board determined to approve the New Advisory Agreement.

    The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Portfolio's Board must not be "interested persons" of the Adviser within the meaning of the Act. All current members of the Board are not, and have continued not to be since the Merger, "interested persons" of the Adviser.

Additional Information

    On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal author-ities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activi-ties of Bankers Trust or its affiliates.

    As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolio. The Commission has granted Bankers Trust a temporary order under
Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. Howev-er, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropri-ate by the Board of the Portfolio and the Board of the Trust.

Recommendation of the Portfolio's Board

    At a meeting of the Board of Trustees of the Portfolio held on March 8, 1999 called for the purpose of, among other things, voting on approval of the New Advisory Agreement, the Board, including the Independent Trustees, unani-mously approved the New Advisory Agreement. In reaching this conclusion, the Board obtained from BT Corporation, Deutsche Bank and the Adviser such informa-tion as it deemed reasonably necessary to approve the Adviser as investment ad-viser to the Portfolio and considered a number of factors, including, among other things, the continuity of the management of the Portfolio after the Merg-er; the nature, scope and quality of services that the Adviser would likely provide to the Portfolio; the quality of the personnel of the Adviser; the Ad-viser's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New Ad-visory Agreement contains substantially the same terms and conditions as the Prior Advisory Agreement. Based on the factors discussed above and others, the Board determined that the New Advisory Agreement is fair and reasonable and in the best interest of the Portfolio and its shareholders.

    In addition, at meetings held on March 24 and April 21, 1999, the Board, including the Independent Trustees, also were apprised of the guilty pleas dis-cussed above and the exemptive relief sought by Bankers Trust.

    Therefore, after careful consideration, the Board of the Portfolio, includ-ing the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the approval of the New Advisory Agreement as set forth in this Proposal.

    If the New Advisory Agreement is approved by the shareholders of the Port-folio, the agreement will continue in effect as described above. If the New Ad-visory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to the New Advisory Agreement will be paid over to the Fund. In such event, the Board of the Portfolio and the Board of the Trust will consider what other ac-tion is appropriate based upon the interests of the shareholders of the Portfo-lio and the Fund, respectively.

                                  PROPOSAL II

                 ELECTION OF BOARD OF TRUSTEES OF THE PORTFOLIO

    Trustees, constituting the entire Board of the Portfolio, are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The shareholders of the Fund are to consider the election of Charles P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langton, Philip Saunders, Jr. and Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Portfolio. The Trustee Nominees were recently selected by the Independent Trustees of the Board of the Portfolio and nominated by the full Board at a meeting held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, Charles P. Biggar, Leland Dill and Philip Saunders, Jr. are currently Trustees of the Portfolio. Drs. Gruber and Herring and Messrs. Langton and Van Benschoten serve as Trustees of various other investment companies within the Bankers Trust fam-ily of funds. To ensure compliance by the Portfolio with Section 15(f) of the Act, only Mr. Hale will be an "interested person" (within the meaning of Sec-tion 2(a)(19) of the Act) of the Portfolio following the Merger and the ap-proval of the New Advisory Agreement. No current Trustee or Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio.

    Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the elec-tion of the Trustee Nominees named below as the entire Board of Trustees of the Portfolio. If any Trustee Nominee is unable or unavailable to serve, the per-sons named in the Proxy will vote Proxies for such other person as the Board of the Portfolio may recommend.

    The following table sets forth the names, ages, position with the Portfo-lio, and principal occupation of each Trustee Nominee:

                                TRUSTEE NOMINEES

                                                           Memberships on
                                                            the Board of
                                                          Other Registered
                                                             Investment
                        Position                            Companies and
                          with     Principal Occupations   Other Publicly
Name and Age           Portfolio   During Last Five Years  Held Companies
--------------------------------------------------------------------------
Charles P. Biggar     Trustee of   Retired; formerly      None.
 Age: 68              the          Vice President of
                      Portfolio    International
                      Since        Business Machines and
                      Inception    President of the
                      (1990)       National Services and
                                   the Field Engineering
                                   Divisions of IBM

S. Leland Dill        Trustee of   Retired; formerly      Director, Coutts
 Age: 69              the          Partner of KPMG Peat   (U.S.A.)
                      Portfolio    Marwick; General       International;
                      Since        Partner of Pemco (an   Director,
                      Inception    investment company     Phoenix--Zweig
                      (1990)       registered under the   Trust and
                                   Act)                   Phoenix--Euclid
                                                          Market Neutral
                                                          Fund; Director,
                                                          Vintners
                                                          International
                                                          Company Inc.;
                                                          Director, Coutts
                                                          Trust Holdings
                                                          Ltd; Director,
                                                          Coutts Group.

Martin J. Gruber                   Nomura Professor of    Trustee, TIAA
 Age: 62                           Finance, Leonard L.    (pension fund),
                                   Stern School of        Cowen Mutual
                                   Business, New York     Funds, Japan
                                   University (since      Equity Funds,
                                   1964)                  Taiwan Equity
                                                          Fund.

Richard T. Hale*                   Managing Director,     Director, Flag
 Age: 54                           Deutsche Asset         Investors Funds
                                   Management (Americas)  (registered
                                                          investment
                                                          companies);
                                                          Director and
                                                          President,
                                                          Investment
                                                          Company Capital
                                                          Corp.
                                                          (registered
                                                          investment
                                                          adviser).

Richard J. Herring                 Jacob Safra Professor  None.
 Age: 53                           of International
                                   Banking, Professor of
                                   Finance, Finance
                                   Department, and Vice
                                   Dean, The Wharton
                                   School, University of
                                   Pennsylvania (since
                                   1972)

Bruce E. Langton                   Retired; Member,       Trustee,
 Age: 68                           Investment Committee,  Allmerica
                                   Unilever U.S.          Financial Mutual
                                   Corporation Pension    Funds; Director,
                                   and Thrift Plans       TWA Directed
                                   (1989 to present).     Account/401(k)
                                                          Plan (1988 to
                                                          present).

Philip Saunders, Jr.  Trustee of   Principal, Philip      None.
 Age: 63              the          Saunders Associates
                      Portfolio    (Economic and
                      Since        Financial Analysis);
                      Inception    President, John
                      (1990)       Hancock Home Mortgage
                                   Corporation; and
                                   Senior Vice President
                                   of Treasury and
                                   Financial Services,
                                   John Hancock Mutual
                                   Life Insurance
                                   Company, Inc.

Harry Van Benschoten               Retired (since 1987);  None.
 Age: 71                           Director, Canada Life
                                   Insurance Corporation
                                   of New York

-----------
* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management (Americas).

    The Board has established an Audit Committee that meets with the Portfo-lio's independent accountants to review the financial statements of the Portfo-lio, the adequacy of internal controls and the accounting procedures and poli-cies of the Portfolio, and reports on these matters to the Board. The Indepen-dent Trustees of the Board, who constitute 100% of the membership of the cur-rent Board, select and nominate the new trustee nominees who are not "inter-ested persons", as defined under the Act, of the Trust. The Board does not have a compensation committee. During 1998, the Board held four meetings and the Au-dit Committee held two meetings. No Trustee attended less than 75% of the ap-plicable meetings. If Richard T. Hale is elected, he will not be a member of the Audit Committee.

    The following table sets forth the compensation received by the Trustee Nominees for their services to the Portfolio and the Bankers Trust Fund Complex (as defined below) during the most recent calendar year ended December 31, 1998. In addition to the fees listed below, the Trustees of the Portfolio are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Portfolio and the Bankers Trust Fund Complex.

                                                                                 Total
                                                 Pension or      Estimated    Compensation
                                                 Retirement        Annual   From the Bankers
                             Aggregate        Benefits Accrued    Benefits     Trust Fund
                            Compensation    as Part of Portfolio    upon    Complex* Paid to
Name of Trustee          from the Portfolio       Expenses       Retirement     Trustees
--------------------------------------------------------------------------------------------
Charles P. Biggar.......       $1,148               N/A             N/A         $36,250
S. Leland Dill..........       $  971               N/A             N/A         $36,250
Martin J. Gruber........          N/A               N/A             N/A         $36,250
Richard T. Hale.........          N/A               N/A             N/A             N/A
Richard J. Herring......          N/A               N/A             N/A         $36,250
Bruce E. Langton........          N/A               N/A             N/A         $36,250
Philip Saunders, Jr. ...       $  977               N/A             N/A         $36,250
Harry Van Benschoten....          N/A               N/A             N/A         $36,250

-----------
* The "Bankers Trust Fund Complex" consists of the Portfolio, as well as BT Investment Portfolios, Intermediate Tax Free Portfolio, Tax Free Money Port-folio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfo-lio, Asset Management Portfolio, BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds and BT Insurance Funds Trust.

    The following table sets forth the names, ages, position with the Portfolio and length of service in such position, and principal occupations during the past five years of the officers of the Portfolio.

 Name and Age           Position with Portfolio and Principal Occupations
------------------------------------------------------------------------------
 John A. Keffer   President and Chief Executive Officer since December 1998;
   Age: 58        President, Forum Financial Group, L.L.C.; President, ICC
                  Distributors, Inc.*

 Daniel O. Hirsch Secretary since December 1998; Director, Deutsche Asset
   Age: 45        Management (Americas) since July 1998; Associate General
                  Counsel, Office of General Counsel, United States Securities and Exchange Commission, 1993-1998.

 Charles A. Rizzo Treasurer since July 1999; Vice President and Department
   Age: 42        Head, Deutsche Asset Management (Americas) since April 1998;
                  Senior Manager, PricewaterhouseCoopers LLP from October 1993 to April 1998.

-----------
*  Principal underwriter of the Portfolio.

Recommendation of the Portfolio's Board

    At a meeting of the Portfolio's Board of Trustees held on July 27, 1999, the Board, based on a recommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Board obtained from the Trustee Nominees such information as they deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: the nature, scope and qual-ity of services that the Trustee Nominees would likely provide to the Portfo-lio; and the desirability of maintaining compliance with Section 15(f) of the Act. Based on the factors discussed above and others, the Board determined that the election of the Trustee Nominees is in the best interest of the Portfolio and its shareholders.

    Therefore, after careful consideration, the Board of the Portfolio, includ-ing the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

    If the Trustee Nominees are elected by the shareholders, each Trustee Nomi-nee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the Board of the Portfolio and the Board of the Trust will consider what action is appropriate based upon the interests of the shareholders of the Portfolio and the Fund, respectively.

                                  PROPOSAL III

   RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                         ACCOUNTANTS FOR THE PORTFOLIO

    The Board of the Portfolio, including a majority of the Independent Trust-ees, have approved the selection of PricewaterhouseCoopers LLP to serve as in-dependent accountants for the Portfolio for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of the Portfo-lio since its inception and has advised the Portfolio that they have no direct or indirect financial interest in the Portfolio. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meet-ing and, thus, are not expected to make a statement; however one or more repre-sentatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

    Therefore, after careful consideration, the Board of the Portfolio, includ-ing the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the selection of PricewaterhouseCoopers LLP as independent accountants for the Portfolio as set forth in this Proposal.

                                     VOTING

Proxy Solicitation

    Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Portfolio. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reim-bursement of brokerage firms and others for their expenses in forwarding solic-itation material to the beneficial owners of the Funds' shares, and (c) supple-mentary solicitations to submit Proxies, will be borne by Bankers Trust. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to au-thorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Shareholder Voting

    If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accor-dance with the instructions marked on the Proxy. Shares of the Fund are enti-tled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Spe-cial Meeting to permit further solicitation of Proxies with respect to the Pro-posal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies re-quired to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-tenth of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of de-termining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular mat-ter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been vot-ed. (See "Vote Required" for a discussion of abstentions and broker non-votes.)

    Shareholders of record at the close of business on August 6, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 264,907,874 shares of the Fund issued and outstanding, representing 167,123,767 Investor Class shares and 97,784,107 Service Class shares.

    In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

    .   indicate your instructions on the Proxy;

    .   date and sign the Proxy; and

    .   mail the Proxy promptly in the enclosed envelope.

Vote Required

    In view of the master-feeder structure discussed earlier, approval of Pro-posal I with respect to the Portfolio's New Advisory Agreement requires the af-firmative vote of a "majority" of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of: (a) 67% or more of the shares of the Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Pro-posal I, which requires the approval of a specified percentage of the outstand-ing shares of the Portfolio.

    Approval of Proposal II with respect to the Trustee Nominees of the Portfo-lio requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolio's various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no im-pact on Proposal II.

    Approval of Proposal III with respect to the selection of the independent accountants of the Portfolio requires the affirmative vote of a majority of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolio's various feeder funds. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal III.

Beneficial Ownership of Shares of the Fund

    Annex II attached hereto sets forth information as of August 6, 1999 re-garding the beneficial ownership of the Fund's shares by the only persons known by the Fund to beneficially own more than five percent of any class of the out-standing shares of the Fund. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex II. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial owner-ship of the shares.

    Collectively, the Trustees and officers of the Trust own less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES OF THE PORTFOLIO, INCLUDING THE INDEPENDENT
     TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF
      PROPOSALS I, II, AND III. ANY UNMARKED PROXIES WILL BE SO VOTED.
--------------------------------------------------------------------------------

    The Board of Trustees of the Trust is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    The Annual Report of the Trust containing audited financial statements for the fiscal year ended December 31, 1998, has previously been furnished to the Fund's shareholders. An additional copy of this Report, as well as any suc-ceeding Semi-Annual Report, will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling (888) 776-3637.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

    The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent share-holders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

    Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included. Persons named as proxies for any sub-sequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

--------------------------------------------------------------------------------
  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND
   WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE (UNLESS THEY ARE
  VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE IS REQUIRED IF
                        MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------
                                        By Order of the Board of Trustees,

                                        Louis Mayberg, Secretary

August 25, 1999

--------------------------------------------------------------------------------
 SHAREHOLDERS ARE ENCOURAGED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT
  YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE
   ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (UNLESS YOU ARE VOTING BY
                    TELEPHONE OR THROUGH THE INTERNET).
--------------------------------------------------------------------------------
18

                                                                        Annex I

              Bankers Trust Company Proprietary Money Market Fund

                                         Net Assets Under
                                            Management      Advisory Fee
Fund                                         3-31-99      Payable to BT(a)
--------------------------------------------------------------------------
Cash Management Portfolio (b)             $6,243,061,668        0.15%
Includes the following feeder funds:
  Money Market ProFund                       158,016,083
  Investment Cash Management Fund (d)        282,029,503
  Institutional Cash Management Fund (c)   2,339,280,645
  Investment Money Market Fund (d)           443,515,615
  Institutional Cash Reserves Fund (c)     3,020,219,821
Liquid Assets Portfolio (b)
Includes the following feeder fund:
  Institutional Liquid Asset Fund (c)      3,441,403,916        0.15%
Institutional Daily Assets Fund (e)        7,186,934,497        0.10%

-----------
(a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.
(b) Master portfolio not available for direct retail purchase.
(c) Feeder fund available to institutional investors through BT.
(d) Feeder fund available to retail investors through BT.
(e) Shares of the fund are offered only to investors who qualify as both: (1) accredited investors as defined under Regulation D under the Securities Act of 1933, as amended; and (2) institutional investors.

                                                                        Annex II

                             Service Class Shares
Names and Address             Beneficially Owned  Percent Ownership
-------------------------------------------------------------------
Independent Trust Corp.         8,804,048.511          9.0036%
 Funds 966
 15255 S 94th Ave. 3rd Floor
 Orland Park, IL 60462

Morris Harris                   6,051,854.415          6.1890%
 4260 Bryn Wood Dr.
 Naples, FL 34119

                                                                      EXHIBIT A

                    [FORM OF INVESTMENT ADVISORY AGREEMENT]

    AGREEMENT made as of [    ] by and between [Trust Name], a (state of or-
ganization) (herein called the "Trust") and [    ] (herein called the "Invest-
ment Adviser").

    WHEREAS, the Trust is registered as an open-end management investment com-pany under the Investment Company Act of 1940;

    WHEREAS, the Trust desires to retain the Investment Adviser to render in-vestment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be cre-ated in the future (each, a "Fund") as listed on Exhibit A hereto, and the In-vestment Adviser is willing to so render such services on the terms hereinaf-ter set forth;

    NOW, THEREFORE, this Agreement

                             W I T N E S S E T H:

    In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. Appointment. The [Trust] [Investment Adviser] hereby appoints the In-vestment Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compen-sation herein provided.

    2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Investment Adviser will provide the services rendered by it hereunder in ac-cordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offer-ing memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The Investment Adviser further agrees that:

      (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933

  Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

      (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer se-lected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commis-sion, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from bro-kers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the Investment Ad-viser is authorized to pay to a broker or dealer who provides such broker-age and research services a commission for effecting a securities transac-tion which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transac-tion or the overall responsibilities of the Investment Adviser with re-spect to the accounts as to which it exercises investment discretion; and

      (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trust-ees] [Investment Adviser] such periodic and special reports as the Board may request.

    3. Services Not Exclusive. The investment advisory services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its serv-ices under this Agreement are not impaired thereby.

    4. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the [Trust] [Investment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The Invest-ment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

    5. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including broker-age commissions, if any) for the Fund.

    6. Compensation. For the services provided and the expenses assumed pursu-
ant to this Agreement, [   ] will pay the Investment Adviser, and the Invest-
ment Adviser will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

    7. Limitation of Liability of the Investment Adviser Indemnification.

      (a) The Investment Adviser shall not be liable for any error of judg-ment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensa-tion for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the perfor-mance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

      (b) Subject to the exceptions and limitations contained in Section 7(c) below:

        (i) the Investment Adviser (hereinafter referred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, ac-tion, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the Investment Ad-viser of the Fund, and against amounts paid or incurred by him in the settlement thereof;

        (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limita-tion, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (c) No indemnification shall be provided hereunder to a Covered Per-son:

        (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [In-vestment Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disre-gard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

        (ii) in the event of a settlement, unless there has been a deter-mination that such Covered Person did not engage in willful misfea-sance, bad faith, gross negligence or reckless disregard of the du-ties involved in the conduct of his office;

          (A) by the court or other body approving the settlement; or

          (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

          (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

      (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing con-tained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be enti-tled by contract or otherwise under law.

      (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered

  Person that such amount will be paid over by him to the [Trust] [Invest-ment Adviser] on behalf of the respective Fund if it is ultimately deter-mined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither In-terested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to beieve that such Covered Per-son will be entitled to indemnification under this Section 7.

    8. Duration and Termination. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agree-ment shall have been approved by the Board of Trustees of the Trust with re-spect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided here-in, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifi-cally approved at least annually (a) by the vote of a majority of those mem-bers of the Board of Trustees of the Trust who are not parties to this Agree-ment or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Major-ity of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to the [Trust] [In-vestment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agreement will imme-diately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Inter-ested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

    9. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

    10. Representations and Warranties. The Investment Adviser hereby repre-sents and warrants as follows:

      (a) [The Investment Adviser is exempt from registration under the 1940
  Act:]

      (b) The Investment Adviser has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

      (c) This Agreement is legal, valid and binding, and enforceable in ac-cordance with its terms; and

      (d) The performance by the Investment Adviser of its obligations under this Agreement does not conflict with any law to which it is subject.

    11. Covenants. The Investment Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

      (a) The Investment Adviser shall remain either exempt from, or regis-tered under, the registration provisions of the Advisers Act; and

      (b) The performance by the Investment Adviser of its obligations under this Agreement shall not conflict with any law to which it is then sub-ject.

    12. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, and (b) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

    13. Waiver. With full knowledge of the circumstances and the effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust] [Investment Adviser] under this Agreement.

    14. Miscellaneous. The captions in this Agreement are included for conve-nience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the
laws of the       , without reference to principles of conflicts of law. The
Trust is organized under the laws of        pursuant to a        dated      .
No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 [SIGNATORIES]

                              FORM OF PROXY CARD
                                   ProFunds
                       7900 Wisconsin Avenue, Suite 300
                           Bethesda, Maryland 20814

                 Proxy for the Special Meeting of Shareholders
                          of the Money Market ProFund
                10:00 a.m., Eastern time, on September 29, 1999

     The undersigned hereby appoints James Smith, John Danko and Curtis Barnes, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting, and for Proposal I, as votes "AGAINST" the Proposal.

This proxy is solicited by the Board of Trustees with respect to the Money Market ProFund.

       The Board of Trustees of the Cash Management Portfolio recommends a vote FOR Proposals I, II and III.
                             ---

Please mark boxes in blue or black ink.
I. Approval of New Investment Advisory Agreement
   with Bankers Trust Company  FOR [_]         AGAINST [_]        ABSTAIN [_]

________________________________________________________________________________
Please sign and date on the reverse side and mail this proxy card promptly using the enclosed envelope (unless you are voting by telephone or through the
                                   Internet).

II.  Election of Messrs. Biggar, Dill, Gruber, Hale,
Herring, Langton, Saunders, and Van Benschoten
as Trustees of the Cash Management Portfolio.                         FOR [_]     AGAINST [_]     ABSTAIN [_]

Instruction:  To withhold the authority to vote for any individual nominee(s), strike a line through the nominee's name in the list above.

III.  Ratification of the selection of PricewaterhouseCoopers LLP     FOR [_]     AGAINST [_]     ABSTAIN [_]

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the Notice and the Proxy Statement is hereby acknowledged.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

                                   __________________________________________
                                               (Title or Authority)

                                   __________________________________________
                                               (Signature)

                                   __________________________________________
                                               (Signature)

                                   Dated: _______________________, 1999

                                  (Joint owners should EACH sign. Please sign
                                  EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

________________________________________________________________________________
      Your vote is important. Please sign, date and mail this proxy card promptly using the enclosed envelope (unless you are voting by telephone or through the Internet).

117316.5.03